FIRST-QUARTER 2019 RESULTS PRESENTATION May 7, 2019

DISCLOSURES Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, the estimated impact of tax reform on our results, litigation outcomes, our outlook for 2019, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for 2019 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; continued inflation in materials and freight; no changes in foreign currency exchange and tax rates; successful integration of recent acquisitions; and our future business plans. The forward-looking statements included in this presentation are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The company provides certain guidance solely on a non-GAAP basis because the company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. While management is not able to specifically quantify the reconciliation items for forward-looking non-GAAP measures without unreasonable effort, the company expects these items to be similar to the types of charges and costs excluded from Adjusted EBITDA in prior periods. Management bases the estimated ranges of non-GAAP measures for future periods on its reasonable estimates of such factors as assumed effective tax rate, assumed interest expense, stock-based compensation expense, litigation expense, and other assumptions about capital requirements for future periods. The variability of these items may have a significant impact on our future GAAP financial results. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, free cash flow, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income (loss), adjusted for the following items: loss from discontinued operations, net of tax; equity of non-consolidated entities; income tax (benefit) expense; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on previously held shares of equity investment; (gain) loss on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation (income) loss; other non-cash items; and costs related to debt restructuring and debt refinancing. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less capital expenditures (including purchases of intangible assets). Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Adjusted net income represents net income adjusted for the after-tax impact of i) non-cash foreign currency (gains) losses, ii) impairment and restructuring charges, iii) one-time non-cash gains, and iv) other non-recurring expenses associated with certain matters such as our secondary offering, mergers, and litigation. Adjusted EPS represents net income per diluted share adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate adjusted net income as described above. Where applicable such items are tax-effected at our estimated annual effective tax rate. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2 |

INTRODUCTION Gary Michel, President and CEO |

KEY TAKEAWAYS . Delivered first quarter results in line with expectations . Core revenue growth headwinds continued from volume/mix in certain business lines . Favorable price/cost realization; pricing in North America accelerated sequentially to 4% . Adjusted EBITDA margin of 9.0% down 30 bps year-over-year due to FX and M&A . Overall core adjusted EBITDA margins flat to prior year  North America +40 bps of core margin expansion despite volume/mix headwinds  Europe core margins down 50 bps from inflation and mix . Closed VPI Quality Windows acquisition on March 29, 2019 . Footprint rationalization and modernization projects on track . Reaffirm full year core outlook for 2019; updated only to reflect VPI acquisition EXECUTING ON OUR COMMITMENTS IN 2019 4 |

FIRST QUARTER SUMMARY Financial Summary . Q1 net revenues increased 6.8% driven primarily by 12% growth from acquisitions offset by significant FX headwind . Net income of $16.6 million, a decrease of $23.7 million due to the non-recurrence of a $21 million non-cash gain and related tax benefit on equity investment recognized in 2018 . Adjusted EBITDA of $90.6 million with margins of 9.0% . Core margin flat to prior year; improvement in North America, flat in Australasia, down in Europe . Free Cash Flow use of $59.9 million for Q1 2019 improved $32.8 million vs. prior year . Ended quarter at 3.2x net leverage . Adoption of lease accounting standard resulted in recognition of approximately $195 million of lease liabilities in Q1 Capital Allocation . Closed VPI Quality Windows acquisition on March 29, 2019 . 940,000 shares of common stock repurchased in the first quarter for $15 million . $110 million available for additional share repurchases through December 2019 DELIVERED REVENUE AND EARNINGS GROWTH DESPITE HEADWINDS FROM FX AND VOLUME/MIX 5 |

2019 NEW PRODUCT INTRODUCTIONS 2019 Window and Door System Solutions Folding Patio Door System Alumiere Windows Siteline Panoramic Gliding Patio Door FiniShield™ Exterior Color Solution Moda Barn Doors Siteline Pocket and Sash Pack DELIVERING CORE GROWTH THROUGH INNOVATION 6 |

STRATEGIC M&A - VPI QUALITY WINDOWS . VPI Quality Windows is a market-leading vinyl window manufacturer specializing in customized solutions for mid-rise multi-family, institutional, hospitality and commercial projects, primarily in the western United States . Closed on March 29 . VPI facilitates entry into the mid-rise, multi- family and commercial market segment. . Creates revenue synergy opportunities for existing portfolio of products in new markets . Primary products include commercial vinyl window systems . Headquarters in Spokane, Washington VPI PROVIDES THE FOUNDATION FOR GROWTH IN THE MID-RISE MULTI-FAMILY AND COMMERCIAL MARKETS 7 |

END MARKET OUTLOOK . End markets performed as expected in the first quarter . North America housing markets expected to be mixed between new construction and repair and remodel, Canada market expected to remain flat . Europe markets show mixed growth . Australasia residential new construction market expected to remain challenged; growth in repair and remodel Growth Mixed Negative MIXED END MARKET PERFORMANCE TO CONTINUE INTO BACK HALF OF 2019 8 |

FINANCIAL REVIEW John Linker, Executive Vice President and CFO |

Q1 2019 FINANCIAL SUMMARY Q1 2019 YoY Change Net Revenues $1,010.9 6.8% Gross Margin $208.4 1.3% Gross Margin Percentage 20.6% (120 bps) Net Income $16.6 (58.9%) EPS – Diluted $0.16 (56.8%) Adjusted EPS – Diluted $0.23 NM Adjusted EBITDA $90.6 3.2% Adjusted EBITDA Margin 9.0% (30 bps) CORE MARGIN EXPANSION IN NORTH AMERICA OFFSET BY EUROPE AND FX 10 |

Q1 2019 NET REVENUES WALK Q1 2019 JELD-WEN North America Europe Australasia Pricing 2% 4% 1% 1% Volume/Mix (3%) (5%) 0% (3%) Core Growth (1%) (1%) 1% (2%) Acquisitions 12% 15% 7% 10% FX (4%) (0%) (8%) (9%) Total 6.8% 13.6% (0.6%) (0.9%) Q1 CORE REVENUES DOWN 1% POSITIVE PRICE OFFSET BY VOLUME/MIX 11 |

NORTH AMERICA SEGMENT PERFORMANCE

	Q1 – Total		Q1 – Core Only[1]
	2019	YoY Change	YoY Change
Net Revenues	$565.8	13.6%	(1%)
Adjusted EBITDA	$53.5	13.8%	(1%)
Adjusted EBITDA Margin	9.5%	10 bps	40 bps

CORE MARGIN EXPANSION CONTINUES IN NORTH AMERICA

(1) Excludes impact of FX and acquisitions completed in the last 12 months.

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EUROPE SEGMENT PERFORMANCE

	Q1 – Total $M USD		Q1 – Core Only[1]
	2019	YoY Change	YoY Change
Net Revenues	$300.0	(0.6%)	1%
Adjusted EBITDA	$28.2	(16.7%)	(4%)
Adjusted EBITDA Margin	9.4%	(180 bps)	(50 bps)

POSITIVE PRODUCTIVITY OFFSET BY INFLATION AND VOLUME/MIX

(1) Excludes impact of FX and acquisitions completed in the last 12 months.

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AUSTRALASIA SEGMENT PERFORMANCE

	Q1 – Total $M USD		Q1 – Core Only[1]
	2019	YoY Change	YoY Change
Net Revenues	$145.2	(0.9%)	(2%)
Adjusted EBITDA	$16.4	(1.9%)	(3%)
Adjusted EBITDA Margin	11.3%	(10 bps)	0 bps

CORE MARGINS IMPACTED BY SLOWING MARKET

(1) Excludes impact of FX and acquisitions completed in the last 12 months.

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BALANCE SHEET AND CASH FLOW

Balance Sheet and Liquidity	March 30, 2019	December 31, 2018
Total Debt	$1,572.7	$1,477.9
Cash	$94.0	$117.0
Total Net Debt	$1,478.7	$1,360.9
Net Debt / Adjusted EBITDA	3.2x	2.9x
Liquidity (1)	$182.6	$380.2

Cash Flow	Q1 2019	Q1 2018
Cash Flow From Operations	($28.0)	($65.3)
Capital Expenditures (2)	($31.9)	($27.4)
Free Cash Flow	($59.9)	($92.7)

(1) Liquidity includes cash and availability from undrawn revolving credit facilities.
(2) Includes purchases of property, equipment, and intangible assets.

NET LEVERAGE OF 3.2X INCLUDES VPI QUALITY WINDOWS ACQUISITION

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2019 OUTLOOK |

2019 OUTLOOK Second Quarter 2019 Outlook Q2 2019 Outlook Approximately ~27% of Full Year Adjusted EBITDA 2019 Adjusted EBITDA Full Year 2019 Outlook Original Updated for VPI Acquisition Net Revenue Growth v. PY 1.0% to 5.0% 1.0% to 5.0% Adjusted EBITDA $470 to $505 $475 to $505 Capital Expenditures $140 to $160 $140 to $160 CORE GROWTH AND OPERATIONAL IMPROVEMENT IN 2019 17 |

JELD-WEN’S STRATEGIC GROWTH DRIVERS Accelerate Disciplined Capital Expand Margins 1 Top Line Growth 2 3 Allocation % ``` Invest for Growth Culture and Tools Shareholder Value JELD-WEN IS POSITIONED TO DRIVE GROWTH AND LONG TERM SHAREHOLDER VALUE 18 |

APPENDIX |

NON-GAAP RECONCILIATION ADJUSTED EBITDA (USD IN MILLIONS) Three Months Ended March 30, March 31, 2019 2018 Net income $ 16.6 $ 40.3 Equity earnings of non-consolidated entities — (0.7) Income tax expense (benefit) 10.3 (4.0) Depreciation and amortization 30.9 28.5 Interest expense, net 17.7 15.7 Impairment and restructuring charges 3.7 3.0 Gain on previously held shares of an equity investment — (20.8) Gain on sale of property and equipment 0.6 (0.1) Stock-based compensation expense 2.6 2.0 Non-cash foreign exchange transaction/translation loss (income) (3.4) 3.9 Other items(1) 11.7 20.3 Adjusted EBITDA(2) $ 90.6 $ 87.8 (1) Other items not core to business activity include: (i) in the three months ended March 30, 2019 (1) $5.2 in facility closure and consolidation costs related to our facility footprint rationalization program, (2) $2.7 in acquisition related costs, (3) $0.7 in legal costs and (4) $1.9 of other non-cash items; and (ii) in the three ended March 31, 2018 (1) $13.6 in legal costs, (2) $2.6 in acquisition costs, and (3) $2.4 in costs related to the departure of the former CEO. (2) Adjusted EBITDA is a financial measure that is not calculated in accordance with GAAP. For a discussion of our presentation of Adjusted EBITDA, see above under the heading “Non-GAAP Financial Information”. 20 |

NON-GAAP RECONCILIATION ADJUSTED NET INCOME AND FREE CASH FLOW (USD IN MILLIONS) Three Months Ended March 30, March 31, (amounts in millions, except share and per share data) 2019 2018 Net income attributable to common shareholders $ 16.6 $ 40.3 Note: Except as otherwise Legal, acquisition and professional fees 2.9 9.1 noted, adjustments to net Non-cash foreign exchange transactions/translation (income) loss (2.2) 2.6 income and net income per Impairment and restructuring charges 2.4 2.0 share are tax-effected at an Facility closure and consolidation charges 3.4 — effective tax rate of 34.6% Gain on previously held shares of an equity investment (1) — (20.8) for the three months ended Deferred tax liability write-off associated with equity investment (1) — (7.1) March 30, 2019 and 33.2% Adjusted net income (1) $ 23.1 $ 26.1 for the three months March 31, 2018. Diluted net income per share $ 0.16 $ 0.37 Legal, acquisition and professional fees 0.03 0.08 Non-cash foreign exchange transactions/translation (income) loss (0.02) 0.02 Impairment and restructuring charges 0.03 0.02 Facility closure and consolidation charges 0.03 — Gain on previously held shares of an equity investment (1) — (0.19) Deferred tax liability write-off associated with equity investment (1) — (0.07) Adjusted net income per share (1) $ 0.23 $ 0.23 Diluted shares used in adjusted EPS calculation represent the fully dilutive shares for the three months ended March 30, 2018 and March 29, 2018, 101,461,293 108,867,800 respectively. (1) Adjusted net income and adjusted EPS for the first quarter of 2018 have been revised to eliminate the estimated tax effect on these items because, due to their nature, a tax effect adjustment should not have been applied. As a result, first quarter 2018 adjusted net income as presented herein changed from $33.0 million as originally reported to $26.1 million, and adjusted EPS as presented herein changed from $0.30 as originally reported to $0.23. Three Months Ended March 30, March 31, 2019 2018 Net cash provided by operating activities $ (28.0) $ (65.3) Less capital expenditures 31.9 27.4 Free cash flow $ (59.9) $ (92.7) 21 |